SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No._________)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[   ]     Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

TRIPOS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:

TRIPOS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held May 11, 2005

To Our Shareholders:

The Annual Meeting of Shareholders of Tripos, Inc. (the "Company") will be held at the World Trade Center St. Louis, 121 S. Meramec, 10th Floor, Clayton, Missouri 63105 at 1:00 p.m. local time on May 11, 2005 for the following purposes:

    To elect six (6) directors to serve for the ensuing year or until their successors are elected; and

    To ratify the adoption of the 2005 Equity Incentive Plan with a reserve of 800,000 shares; and

    To act upon such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on March 31, 2005 as the record date for determining those shareholders that will be entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of record on that date are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements.

Representation of at least a majority of all outstanding shares of Common Stock of the Company is required to constitute a quorum. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT IN THE ENCLOSED ENVELOPE. You may revoke your proxy at any time prior to the time it is voted. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.

Sincerely,

B. James Rubin

Corporate Secretary

St. Louis, Missouri

April 1, 2005

Shareholders Should Read the Entire Proxy Statement

Carefully Prior to Returning Their Proxy Forms

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS OF

TRIPOS, INC.

To be held May 11, 2005

This Proxy Statement is furnished to shareholders of Tripos, Inc. ("Tripos" or the "Company"), a Utah corporation, in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Shareholders to be held at 1:00 p.m. local time on May 11, 2005 at the World Trade Center St. Louis, 121 S. Meramec, 10th Floor, Clayton, Missouri 63105, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy form are first being mailed to shareholders on or about April 8, 2005.

VOTING RIGHTS AND SOLICITATION

The close of business on March 31, 2005 was the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 10,088,024 shares of Common Stock, $0.01 par value per share (the "Common Stock"), issued and outstanding. All of the shares of Tripos Common Stock outstanding on the record date are entitled to vote at the Annual Meeting, and shareholders of record entitled to vote at the meeting will have one (1) vote for each share so held on the matters to be voted upon.

Shares of Common Stock represented by proxies in the accompanying form that are properly executed and returned to us will be voted at the Annual Meeting of Shareholders in accordance with the shareholders' instructions contained therein. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the election of each of the directors as described herein under "Proposal 1 -- Election of Directors" and "Proposal 2 -- Adoption of the 2005 Equity Incentive Plan" as further described in this Proxy Statement. Our management does not know of any matters to be presented at this Annual Meeting other than those set forth in this Proxy Statement and in the Notice accompanying this Proxy Statement. If other matters should properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgement.

Any shareholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked either by written notice of revocation to the Secretary of Tripos, by the execution of a subsequently dated proxy or by attending the meeting and voting in person.

A majority of the outstanding shares of Common Stock, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies which are marked to "withhold authority" with respect to the election of any one or more of the nominees for election of directors, shares subject to broker non-votes that are otherwise voted on another matter at the meeting, and proxies which are marked to "abstain" with respect to any other matter will be counted for the purpose of determining the number of shares represented by proxy at the meeting and the presence or absence of a quorum.

A plurality of the votes cast, in person or by proxy, at the Annual Meeting, is required to elect directors. "Plurality" means that the nominees who receive the largest number of votes cast, up to the maximum number of directorships to be filled, will be elected. Consequently, marking the proxy statement to withhold a vote for one or more nominees does not have the effect of a vote against that nominee(s), but will have an effect on the number of votes cast for a particular nominee(s) relative to the other nominees. The affirmative vote of a majority of the shares cast, in person or by proxy, at the Annual Meeting, is required to approve such other business as may be brought before the Annual Meeting. Abstentions will be deemed voted for purposes of these proposals and will, therefore, have the effect of a vote against those proposals; broker non-votes will have no effect on the results of the vote on these proposals.

The entire cost of soliciting proxies will be borne by us. Proxies will be solicited principally through the use of the mails, but, if deemed desirable, may be solicited personally or by telephone, telefax or special letter by officers and our regular employees for no additional compensation. Our Board of Directors has engaged Mellon Investor Services to provide routine advice and services. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of our Common Stock, and such persons shall be reimbursed for their reasonable expenses.

SHAREHOLDER PROPOSALS

We must receive proposals from shareholders that are intended to be presented at the 2006 Annual Meeting no later than December [10], 2005, for consideration for inclusion in our proxy statement relating to that meeting. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy statement in accordance with regulations governing shareholder proposals.

Except in the case of proposals made in accordance with Rule 14a-8, shareholders intending to bring any business before an annual meeting of shareholders must deliver written notice thereof to the Corporate Secretary not less than 45 days prior to the anniversary of the date on which we first mailed proxy materials for our immediately preceding annual meeting of shareholders. The deadline for matters sought to be presented at our 2006 Annual Meeting is February 21, 2006. If a shareholder gives notice of such a proposal after the February 21, 2006 deadline, our proxy holders will be allowed to use their discretionary voting authority to determine whether to vote for or against the shareholder proposal when and if the proposal is raised at our 2006 annual meeting.

In order for a shareholder to nominate a candidate for director under our Bylaws, timely notice of the nomination must be received in advance of the meeting. We must receive such notice no later than March 10, 2006, and no earlier than February 8, 2006. The shareholder filing the notice of nomination must describe various matters regarding the nominee as set forth in our Bylaws, including such information as name, address, occupation and shares held.

Under our Bylaws, in order for a shareholder to bring other business before our shareholder meeting, timely notice must be received within the time limits described above. This notice must include a description of the proposed business, the reasons therefor, and other matters specified in our Bylaws. These requirements are separate from and in addition to requirements a shareholder must meet to have a proposal included in the proxy statement and proxy card. The foregoing time limits also apply in determining whether notice is timely for purposes of rules adopted by the Securities and Exchange Commission relating to the exercise of discretionary voting authority.

In each case the notice must be given to the Secretary of the Company, whose address is 1699 South Hanley Road, St. Louis, Missouri 63144.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL 1:

ELECTION OF DIRECTORS

Our Board of Directors is made up of six (6) Directors who stand for re-election by the holders of Common Stock at each annual meeting.

The nominees for the Board of Directors are set forth below. The proxy holders intend to vote all proxies received by them without voting instructions in the accompanying form FOR the nominees for director listed below. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, either the size of the Board will be reduced or the proxies will be voted FOR any nominee who shall be designated by the present Board of Directors, upon the recommendation of the Nominating Committee, to fill the vacancy. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. The directors will serve for a one-year term, or until their respective successors are duly elected and qualified. Directors are elected by a plurality of the votes cast at the meeting.

Nominees to Board of Directors:
Name	Director Since	Age	Name	Director Since	Age

Ralph S. Lobdell	1994	61	Alfred Alberts	1997	73
Stewart Carrell	1994	71	John P. McAlister	1994	56
Gary Meredith	1996	70	Ferid Murad	1996	68

Ralph S. Lobdell has served as the Chairman of our Board of Directors since June 1994. Mr. Lobdell received his Bachelor of Science degree from the U.S. Naval Academy in 1965 and his Master of Business Administration from Stanford University in 1972. Mr. Lobdell worked for First Chicago Corporation from 1972 through 1977, initially on the parent company staff and then its venture capital subsidiaries. In 1977, Mr. Lobdell joined Abbott Laboratories in Chicago in Corporate Planning and Development. Mr. Lobdell worked for the Harbour Group, a St. Louis based investment company, from 1979 until his retirement in 1991. He was appointed President of Harbour in 1987. Mr. Lobdell served on the Board of Directors of virtually all of Harbour's portfolio companies acquired during his tenure. In September 2004, Mr. Lobdell was elected to the board of the Iraq Middle Market Development Foundation and in January 2005, he was elected to the board of directors of the Middle East Micro-Credit Company. Both of these entities are not-for-profit Non-Governmental Organizations.

Alfred Alberts was named a Director in February 1997. Mr. Alberts is currently serving on the Board of Directors of Cardium Therapeutics, Cambridge, Massachusetts and is a scientific consultant to several major pharmaceutical companies. He served as the Vice President of Biochemistry and Natural Product Discovery at Merck Research Laboratories prior to his retirement in 1995. Prior to joining Merck, Mr. Alberts was a member of the faculty of the Department of Biochemistry at Washington University in St. Louis. Mr. Alberts has co-authored six patents and received several prestigious awards including the Thomas Alva Edison Award, the Inventor of the Year Award as well as an Honorary Doctor of Science degree from the University of Maryland.

Stewart Carrell has been a Director since May 1994. He served as Chairman of the Board of Directors of Evans & Sutherland Computer Corporation until his retirement in 2001. Between 1984 and 1994, Mr. Carrell was Chairman and/or Chief Executive Officer of several companies through his association with the investment banking and venture capital firm of Hambrecht & Quist. Prior to 1984, Mr. Carrell was employed for 25 years by Texas Instruments in various capacities, the most recent of which was Executive Vice President. Mr. Carrell holds an undergraduate degree from Southern Methodist University and a Masters degree from Stanford University.

Dr. John P. McAlister has served as our Chief Executive Officer and as a Director since May 1994. Dr. McAlister obtained his B.S. in Chemistry from Tarleton State College in 1971 and his Ph.D. in Biochemistry and X-Ray Crystallography from the University of Wisconsin, Madison, in 1978. In 1980 after a two-year post-doctoral appointment, Dr. McAlister joined the staff of the Computer Systems Laboratory at Washington University, St. Louis where he served first as Associate Director of the MMS-X National Collaborative Research Program and then as Research Associate in Computer Science. Dr. McAlister began working for Tripos in 1982 under contract to supervise software development for molecular graphics applications. In 1984, he joined Tripos as Director of Software Research and Development. In 1987, Dr. McAlister was named Vice President, Research and Development, and in 1988 was promoted to President.

Gary Meredith was named a Director in January 1996. Mr. Meredith is currently serving on the Board of Directors of Regence BlueCross BlueShield of Utah for which he is Chairman of the Audit Committee. He retired from his position as Senior Vice President of Evans & Sutherland Computer Corporation ("E&S") in 1999. Mr. Meredith had been with E&S for twenty-two years during which time he held several positions including Assistant to the President, VP-Administration, President-Interactive Systems Division, VP-Development, Secretary and Chief Financial Officer. Prior to joining E&S, he was President of Interwest General Corporation and Windsor Industries. Mr. Meredith also was Chairman and President of Reid-Meredith, Inc., a company he founded in 1962. Mr. Meredith received his B.S. degree from Brigham Young University.

Dr. Ferid Murad was named a Director in November 1996. Dr. Murad received his M.D. and Ph.D. from Case Western Reserve University. Dr. Murad is the former Vice President of Pharmaceutical Research and Development at Abbott Laboratories, and formerly, the President and CEO of Molecular Geriatrics Corporation, a bio-pharmaceutical company. Dr. Murad has held a number of notable positions during his career including Chairman of the Department of Medicine at Stanford University, Chief of Medicine at Palo Alto Veterans Administration Hospital and Director of Clinical Research at the University of Virginia School of Medicine. Dr. Murad was the 1998 co-recipient of the Nobel Prize for Physiology or Medicine as well as the 1996 recipient of the Albert Lasker Medical Research award and is a member of the National Academy of Science. He is currently Professor and Chairman of the Department of Integrative Biology, Pharmacology and Physiology at the University of Texas Medical School in Houston and Director of the Institute of Molecular Medicine.

Related Party Transactions

There are no family relationships among our executive officers or directors. There are no other relationships between Tripos and the board members or the other firms they may represent.

Board Meetings and Committees

The Board has determined that Ralph Lobdell, Alfred Alberts, Stewart Carrell, Gary Meredith and Ferid Murad are independent directors under the listing standards of the Nasdaq Stock Market.

During the fiscal year ended December 31, 2004, our Board of Directors held a total of eight (8) meetings. During this period, all directors attended or participated in at least 75% of the meetings of the Board. All Board members were in attendance at the 2004 annual meeting of the shareholders.

The Board of Directors has an Audit Committee, a Compensation Committee, an Executive Committee and a Nominating Committee.

The Audit Committee meets with our financial management and the independent accountants at various times during each year and reviews internal control conditions, audit plans and results, and financial reporting procedures. This Committee, consisting of Stewart Carrell, Ralph Lobdell, Alfred Alberts, Gary Meredith and Ferid Murad, held eight (8) meetings during fiscal 2004. Mr. Murad was unable to attend three of eight Audit Committee meetings during 2004 due to the limitations of international travel. The members of the Audit Committee are independent, as independence is currently defined under NASDAQ's listing standards. The Board of Directors has determined that all audit committee members are financially literate under the current listing standards of the NASDAQ market. The Board has also determined that Mr. Ralph Lobdell, Mr. Stewart Carrell and Mr. Gary Meredith qualify as "audit committee financial experts" as defined by the SEC rules adopted pursuant to the Sarbanes−Oxley Act of 2002. The charter for the Audit Committee is attached hereto as Appendix C.

The Compensation Committee reviews and approves compensation arrangements for our management. The members of the Compensation Committee are independent, as independence is currently defined under NASDAQ's listing standards. This Committee, consisting of Ralph Lobdell, Alfred Alberts, Stewart Carrell, Gary Meredith, and Ferid Murad, held one (1) meeting during fiscal 2004. All Compensation Committee members were in attendance.

The Executive Committee receives strategic and investment opportunities from internal and external sources and decides whether they merit consideration. This Committee, consisting of Ralph Lobdell, Alfred Alberts, Stewart Carrell, Gary Meredith and Ferid Murad, held four (4) meetings during fiscal 2004. All Executive Committee members were in attendance at each meeting.

The Nominating Committee consists of the directors of the Company who are independent within SEC and NASDAQ rules as from time to time in effect. Its purpose is to identify and recommend to the Board of Directors additional candidates, including those nominees submitted by shareholders in accordance with the provisions of the Company's Bylaws, to be considered for nomination and election to the Board of Directors having appropriate independence and expertise required by applicable rules or deemed appropriate under the circumstances. Additionally, the Nominating Committee will recommend to the Board of Directors, assignments to the Audit Committee, the Compensation Committee and other key committees of the Board of Directors as deemed appropriate. The Nominating Committee consists of Ralph Lobdell, Alfred Alberts, Stewart Carrell, Gary Meredith and Ferid Murad. The Nominating Committee did not meet during 2004. The Nominating Committee operates under a written charter that was adopted by the Board of Directors on September 27, 2004. The full text of the charter is attached hereto as Appendix B and published on our website at www.tripos.com under the "Investor Relations" caption and link to "Corporate Governance".

The Nominating Committee will consider nominees proposed by shareholders. To recommend a prospective nominee for the Nominating Committee's consideration, shareholders may submit the candidate's name and qualifications to Tripos' Corporate Secretary at 1699 South Hanley Road, St. Louis, Missouri 63144. Recommendations from shareholders for nominees must be received by Tripos' Corporate Secretary not later than the date set forth under "Shareholder Proposals" above.

The process for identifying and evaluating nominees includes the following steps:

(1) the Nominating Committee, Chairman of the Board or other Board members identify a need to fill vacancies or add newly created directorships;

(2) the Chairman of the Nominating Committee initiates a search and seeks input from Board members and senior management and, if necessary, hires a search firm or obtains advice from legal or other advisors;

(3) director candidates, including any candidates properly proposed by shareholders in accordance with the Company's Bylaws, are identified and presented to the Nominating Committee;

(4) initial interviews of candidates are conducted by the Chairman of the Nominating Committee;

(5) the Nominating Committee meets to consider and approve final candidate(s) and conduct further interviews as necessary; and

(6) the Nominating Committee makes recommendations to the full Board for inclusion in the slate of directors at the annual meeting or any special meeting of shareholders.

The evaluation process will be the same whether the nominee is recommended by a shareholder or by a member of the Board of Directors. The Nominating Committee is responsible for establishing the selection criteria for candidates from time to time and reviewing with the Board such criteria and the appropriate skills and characteristics required of Board members in the context of the then current make-up of the Board. At a minimum, the Nominating Committee must be satisfied that each nominee for director has the business and/or professional knowledge and experience applicable to the Company, its business and the goals and perspectives of its shareholders; is well regarded in the community, with a long term, good reputation for high ethical standards; has good common sense and judgment; has a positive record of accomplishment in present and prior positions; has an excellent reputation for preparation, attendance, participation, interest and initiative on other boards on which he or she may serve; and has the time, energy, interest and willingness to become involved in the Company and its future.

Director Remuneration

Non-employee members of the Board, except for Mr. Lobdell, are each paid an annual retainer of $10,000, and are reimbursed for all out-of-pocket costs incurred in connection with their attendance at all Board meetings and applicable committee meetings. The annual retainer is paid quarterly in the form of 50% cash and 50% stock valued at the then market rate on the last trading day of each fiscal quarter. Employee members of the Board receive no additional compensation for their service on the Board.

Mr. Ralph Lobdell receives an annual retainer of $25,000 as our Chairman of the Board, in lieu of the $10,000 annual retainer received by other non-employee Board members, and is reimbursed for all out-of-pocket expenses related to attendance at meetings of the Board of Directors. Mr. Lobdell's annual retainer is paid quarterly in the form of 50% cash and 50% stock valued at the then market rate. In addition, the Company paid $7,560 which is a portion of the costs for Mr. Lobdell's medical insurance coverage plus the cost of a high-speed internet connection to his home to facilitate the delivery of Company business materials.

During 2004, the Board took a voluntary 20% reduction in their annual compensation. Board compensation for 2005 was returned to normal levels as described above.

Beginning in 2005, non-employee members of the Board receive $600 for attendance at quarterly and annual meetings. As chairman of the Audit Committee, Mr. Carrell receives an additional $400 for attendance at Audit Committee meetings.

No other compensation is paid to the non-employee members of the Board with respect to service on the Board.

Compensation Committee Interlocks and Insider Participation

None of the members of the compensation committee are or have been officers or employees of ours, or any of our subsidiaries.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote FOR the election of each of the above nominees.

PROPOSAL 2:

TO RATIFY THE ADOPTION OF
THE 2005 EQUITY INCENTIVE PLAN

We are asking shareholders to ratify the Company's adoption of the 2005 Equity Incentive Plan (the "2005 Plan") so that we can use the 2005 Plan to achieve the Company's goals and also receive a federal income tax deduction for certain compensation paid under the 2005 Plan. The Board of Directors and the Company's compensation committee have approved the 2005 Plan, subject to shareholder approval at the annual meeting. Our named executive officers have an interest in this proposal by virtue of their being eligible to receive equity awards under the 2005 Plan. The full text of the 2005 Plan is attached hereto as Appendix A.

A total of 800,000 shares of Common Stock ("Shares") have initially been reserved for issuance under the 2005 Plan, plus any Shares subject to any outstanding options under the Company's 1994 Employee Stock Option Plan that subsequently expire unexercised, up to a maximum of an additional 300,000 Shares.

We strongly believe that the approval of the 2005 Plan is essential to our continued success. The Board of Directors (the "Board") and management believe that equity awards motivate high levels of performance, align the interests of employees and shareholders by giving employees the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing employee contributions to the success of the Company. The Board and management believe that equity awards are of great value in recruiting and retaining personnel who help the Company meet its goals, as well as rewarding and encouraging current employees. The Board and management believe that the ability to grant equity awards will be important to the future success of the Company.

The Company's 1994 Employee Stock Option Plan has terminated by its terms on June 4, 2004, after which time no further Shares were available for issuance under the 1994 Employee Stock Option Plan. As a result, if the shareholders do not approve this proposal, the Company will be unable to make discretionary option or other equity award grants under an equity incentive plan to assist in retaining personnel. As of March 24, 2005 options to purchase a total of 1,749,293 Shares were outstanding under all of the Company's existing plans. The outstanding options as of March 24, 2005 have a weighted average exercise price of $7.90 and a weighted average term of 5.3 years. Of the 1,749,293 option shares outstanding, over 75% have exercise prices in excess of the current market price.

Summary of the Plan

The following paragraphs provide a summary of the principal features of the 2005 Plan and its operation. The Plan is set forth in its entirety as Appendix A to this Proxy Statement. The following summary is qualified in its entirety by reference to the 2005 Plan.

Background and Purpose of the 2005 Plan

The 2005 Plan permits the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, deferred stock units and dividend equivalents (each individually, an "Award"). The 2005 Plan is intended to attract and retain the best available personnel for positions of substantial responsibility, including (1) employees of the Company and its subsidiaries, and (2) consultants who provide significant services to the Company and its subsidiaries. The 2005 Plan also is designed to provide additional incentive to these service providers, to promote the success of the Company's business and to permit the payment of compensation that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)").

Shares Available for Issuance.

Upon approval of this proposal by the Company's shareholders, a total of 800,000 Shares will be available for issuance under the 2005 Plan, plus any Shares subject to any outstanding options under the Company's 1994 Employee Stock Option Plan that subsequently expire unexercised, up to a maximum of an additional 300,000 Shares. Any Shares subject to awards shall be counted against the Shares available for issuance as one Share for every Share subject thereto.

If an award expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, performance shares or restricted stock units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for awards other than options and stock appreciation rights, the forfeited or repurchased Shares) which were subject thereto shall become available for future grant or sale under the 2005 Plan. With respect to stock appreciation rights, only Shares actually issued pursuant to a stock appreciation right shall cease to be available under the 2005 Plan. Shares that have actually been issued under the 2005 Plan under any award shall not be returned to the 2005 Plan and shall not become available for future distribution under the 2005 Plan; provided, however, that if Shares of restricted stock, performance shares or restricted stock units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the 2005 Plan. Shares used to pay the exercise price of an option shall become available for future grant or sale under the 2005 Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the 2005 Plan. To the extent a 2005 Plan award is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the 2005 Plan. Any payout of dividend equivalents or performance units, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the 2005 Plan. Conversely, any forfeiture of dividend equivalents or performance units shall not increase the number of Shares available for issuance under the 2005 Plan.

Administration of the 2005 Plan.

The compensation committee (the "Committee") of the Board will administer the 2005 Plan. The Committee generally will consist of two or more directors who qualify as "non-employee directors" under Rule 16b-3 of the Securities Exchange Act of 1934, and as "outside directors" under Section 162(m) (so that the Company is entitled to a federal tax deduction for certain compensation paid under the 2005 Plan). Notwithstanding the foregoing, the Board may itself administer the 2005 Plan or appoint one or more committees to administer the 2005 Plan with respect to officers and other service providers of the Company. The Board, the compensation committee or other committee administering the 2005 Plan is referred to herein as the "Administrator."

Subject to the terms of the 2005 Plan, the Administrator has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2005 Plan and outstanding Awards. The Administrator may not, however, reprice options or stock appreciation rights or exchange options or stock appreciation rights for other Awards without the approval of the Company's shareholders.

If the Company experiences a stock dividend, stock split, reverse stock split, combination or reclassification of the Common Stock or other change in capital structure, a proportional adjustment will be made to the number of Shares available for issuance under the 2005 Plan, the number and price of Shares subject to outstanding Awards and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards.

The Administrator selects the employees and consultants who will be granted Awards under the 2005 Plan. The actual number of individuals who will receive Awards cannot be determined in advance because the Administrator has the discretion to select the participants.

Stock Options

A stock option is the right to acquire Shares at a fixed exercise price for a fixed period of time. Under the 2005 Plan, the Administrator may grant nonqualified stock options and/or incentive stock options (which entitle employees, but not the Company, to more favorable tax treatment). The Administrator will determine the number of Shares covered by each option, but during any fiscal year of the Company, no participant may be granted options and stock appreciation rights together covering more than 200,000 Shares, except that options or stock appreciation rights covering 400,000 Shares may be granted to a participant in their first Company fiscal year of service.

The exercise price of the Shares subject to each option is set by the Administrator but cannot be less than 100% of the fair market value (on the date of grant) of the Shares covered by the option. In addition, the exercise price of an incentive stock option must be at least 110% of fair market value if (on the grant date) the participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries. The aggregate fair market value of the Shares (determined on the grant date) covered by incentive stock options which first become exercisable by any participant during any calendar year also may not exceed $100,000.

Options issued under the 2005 Plan become exercisable at the times and on the terms established by the Administrator. The Administrator also establishes the time at which options expire, but the expiration of an incentive stock option may not be later than ten years after the grant date (such term to be limited to 5 years in the case of an incentive stock option granted to a participant who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of parent or subsidiary of the Company).

The exercise price of each option must be paid in full at the time of exercise. At the time of exercise, a participant must pay any taxes that the Company is required to withhold. The exercise price may be paid in any form as determined by the Administrator, including, but not limited to, cash, check, surrender of Shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which the option is being exercised, consideration received pursuant to a cashless exercise program, or other legal methods of consideration.

Stock Appreciation Rights

Stock appreciation rights are Awards that grant the participant the right to receive an amount equal to (1) the number of Shares exercised, times (2) the amount by which the Company's stock price exceeds the exercise price. The exercise price will be set on the date of grant, but can vary in accordance with a predetermined formula. An individual will be able to profit from a stock appreciation right only if the fair market value of the stock increases above the exercise price. The Company's obligation arising upon the exercise of a stock appreciation right may be paid in Shares or in cash, or any combination thereof, as the Administrator may determine and as set forth in the stock appreciation right agreement.

The Administrator determines the terms of stock appreciation rights. However, a stock appreciation right may not be granted with an exercise price below 100% of the fair market value of the underlying stock. Moreover, a stock appreciation right will expire no later than ten years after the date of grant.

Restricted Stock

Awards of restricted stock are Shares that vest in accordance with the terms and conditions established by the Administrator. If the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see "Performance Goals" below for more information). The Administrator will determine the number of Shares of restricted stock granted to any employee, consultant or director, but during any fiscal year of the Company, no participant may be granted more than 100,000 Shares in the aggregate of restricted stock, performance shares or restricted stock units, except that the participant may receive such Awards covering up to 200,000 Shares in their first Company fiscal year of service.

Unless the Administrator determines otherwise, Shares of restricted stock will be held by the Company as escrow agent until any restrictions on the Shares have lapsed. The Administrator may accelerate the time at which any restriction may lapse or be removed.

Restricted Stock Units

Awards of restricted stock units are Shares that vest in accordance with terms and conditions established by the Administrator. The Administrator determines the number of restricted stock units granted to any employee or consultant, but during any fiscal year of the Company, no participant may be granted more than 100,000 Shares in the aggregate subject to restricted stock units, performance shares or restricted stock, except that the participant may receive such Awards covering up to 200,000 Shares in their first Company fiscal year of service.

In determining whether an Award of restricted stock units should be made, and/or the vesting schedule for any such Award, the Administrator may impose whatever conditions to vesting it determines to be appropriate. The number of restricted stock units paid out to the participant will depend on the extent to which the vesting criteria are met. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit or individual goals, which may include continued employment or service, or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see "Performance Goals" below for more information).

Upon satisfying the applicable vesting criteria, the participant shall be entitled to the payout specified in the Award agreement. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the Administrator may reduce or waive any vesting criteria that must be met to receive a payout. The Administrator, in its sole discretion and as set forth in the restricted stock unit agreement, may pay earned restricted stock units in cash, Shares, or a combination thereof.

Performance Shares

Performance shares are Awards that will generally result in a payment to a participant only if performance objectives established by the Administrator are achieved or the Awards otherwise vest. The applicable performance objectives will be determined by the Administrator, and may be based upon the achievement of Company-wide, business unit or individual goals, which may include continued employment or service, or any other basis determined by the Committee. Notwithstanding the foregoing, if the Administrator desires that the Award qualify as performance-based compensation under Section 162(m), any restrictions will be based on a specified list of performance goals (see "Performance Goals" below for more information).

Performance shares have an initial value equal to the fair market value of a share on the date of grant. Performance shares may be granted to employees, consultants or directors at any time as shall be determined by the Administrator in its sole discretion. Subject to the terms of the Plan, the Administrator will have complete discretion to determine the number of Shares subject to a performance share award and the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service based component, upon which is conditioned on the grant or vesting of performance shares. Subject to the terms of the Plan, the Administrator will determine the number of performance shares granted to a service provider, during any fiscal year of the Company, no participant may be granted more than 100,000 Shares in the aggregate subject to performance shares, restricted stock units, or restricted stock, except that the participant may receive such Awards covering up to an 200,000 Shares in their first Company fiscal year of service.

Performance Units

Performance units are similar to performance shares, except that they shall be settled in cash equivalent to the fair market value of the underlying Shares, determined as of the vesting date. The Shares available for issuance under the 2005 Plan shall not be diminished as a result of the settlement of a performance unit. No participant shall receive Performance Units, in any Company fiscal year, having an initial value greater than $500,000, provided, however, that such limit shall be $1,000,000 in the participant's first fiscal year of Company service.

Deferred Stock Units

Deferred stock units shall consist of a restricted stock, performance share or performance unit award that the Administrator, in its sole discretion, permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred stock units are subject to the individual annual limits that apply to each type of award.

Dividend Equivalents

A dividend equivalent is a credit, payable in cash, awarded at the discretion of the Administrator, to the account of a participant in an amount equal to the cash dividends paid on one share for each share represented by an award.

Performance Goals

Under Section 162(m) of the Code, the annual compensation paid to our Chief Executive Officer and to each of our other four most highly compensated executive officers may not be deductible to the extent it exceeds $1 million. However, we are able to preserve the deductibility of compensation in excess of $1 million if the conditions of Section 162(m) are met. These conditions include shareholder approval of the 2005 Plan, setting limits on the number of awards that any individual may receive and for awards other than options, establishing performance criteria that must be met before the award actually will vest or be paid.

We have designed the Plan so that it permits us to pay compensation that qualifies as performance-based under Section 162(m). Thus, the Administrator (in its discretion) may make performance goals applicable to a participant with respect to an award. At the Administrator's discretion, one or more of the following performance goals may apply (all of which are defined in the Plan): annual revenue, cash position, earnings per share, net income, operating cash flow, operating income, return on assets, return on equity, return on sales, total shareholder return, and individual performance objectives.

The Administrator will automatically adjust any evaluation of performance under a performance goal to exclude (i) any extraordinary non-recurring items, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results.

Change in Control

In the event of a "change in control" of the Company, the successor corporation will either assume or provide a substitute award for each outstanding award. In the event the successor corporation refuses to assume or provide a substitute award, the award will immediately vest and become exercisable as to all of the Shares subject to such Award, or, if applicable, the award vesting will be fully accelerated. In addition, if an option or stock appreciation right has become fully vested and exercisable in lieu of assumption or substitution, the Committee will provide at least 30 days' notice that the option or stock appreciation right will immediately vest and become exercisable as to all of the Shares subject to such award and all outstanding options and stock appreciation rights will terminate upon the expiration of such notice period.

Awards to be Granted to Certain Individuals and Groups

The number of Awards (if any) that an employee or consultant may receive under the 2005 Plan is in the discretion of the Administrator and therefore cannot be determined in advance. Our executive officers have an interest in this proposal because they are eligible to receive Awards under the 2005 Plan. Members of the Board who are not employees or consultants are not eligible to receive grants under the 2005 Plan. To date, stock options have been granted under existing Company equity plans.

New Plan Benefits

The Company is unable to determine the benefits or amounts under the 2005 Equity Incentive Plan that will be received by or allocated to the Company's executive officers named in the Summary Compensation Table or other employees.

Limited Transferability of Awards

Awards granted under the 2005 Plan generally may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution and may be exercised during the lifetime of the participant, only by the participant. Notwithstanding the foregoing, the Administrator may permit an individual to transfer an Award for no consideration to qualifying transferees (such as family members or pursuant to a settlement of marital property rights). Any transfer shall be made in accordance with procedures established by the Administrator.

Federal Tax Aspects

The following paragraphs are a summary of the general federal income tax consequences to U.S. taxpayers and the Company of Awards granted under the 2005 Plan. Tax consequences for any particular individual may be different.

Nonqualified Stock Options

No taxable income is recognized when a nonqualified stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the Shares on the exercise date over the exercise price. Any additional gain or loss recognized upon later disposition of the Shares is capital gain or loss.

Incentive Stock Options

No taxable income is recognized when an incentive stock option is granted or exercised (except for purposes of the alternative minimum tax, in which case taxation is the same as for nonqualified stock options). If the participant exercises the option and then later sells or otherwise disposes of the Shares more than two years after the grant date and more than one year after the exercise date, the difference between the sale price and the exercise price will be taxed as capital gain or loss. If the participant exercises the option and then later sells or otherwise disposes of the Shares before the end of the two- or one-year holding periods described above, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the Shares on the exercise date (or the sale price, if less) minus the exercise price of the option. Any additional gain or loss will be capital gain or loss.

Stock Appreciation Rights

No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any Shares received. Any additional gain or loss recognized upon any later disposition of the Shares would be capital gain or loss.

Restricted Stock, Restricted Stock Units, Performance Units and Performance Shares

A participant will not have taxable income upon grant unless, with respect to restricted stock only, he or she elects to be taxed at that time. Instead, he or she generally will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the Shares or cash received minus any amount paid for the Shares.

Deferred Stock Units

A participant will generally recognize employment tax (e.g., Social Security taxes) on the vesting date of a deferred stock award equal to the value of the vested shares received minus any amount paid for the shares. A participant will generally recognize income tax upon receipt of the deferred stock award shares in an amount equal to the value of the shares minus any amount paid for the shares. Earlier taxation and an additional tax of 20%, plus interest, will apply in the event that the deferred stock unit does not comply with the requirements of Internal Revenue Code Section 409A.

Dividend Equivalents

A participant will recognize taxable income upon the payout of a dividend equivalent.

Tax Effect for the Company

The Company generally will be entitled to a tax deduction in connection with an Award under the 2005 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonqualified stock option). As discussed above, special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers. However, the 2005 Plan has been designed to permit the Administrator to grant Awards that qualify as performance-based compensation under Section 162(m), thereby permitting the Company to receive a federal income tax deduction in connection with such Awards.

Accounting Treatment

Currently, employee awards at or above fair market value on the grant date typically do not result in any direct charge to the Company's reported earnings. However, the fair market value of these awards is required to be disclosed in the notes to the Company's financial statements. The Company must also disclose, in the notes to our financial statements, the pro forma impact these awards would have on the Company's reported earnings and earnings per share if the fair value of the awards at the time of grant was treated as a compensation expense.

Currently, employee awards with purchase prices below fair market value on the grant date result in a direct compensation expense that is typically equal to the "spread", i.e. the difference between the purchase price and the fair market value on the grant date. Typically, this expense is amortized over the Company's earnings over the award's vesting period.

The Financial Accounting Standards Board will require mandatory expensing for equity awards for fiscal quarters commencing after June 15, 2005. Accordingly, at such time all 2005 Plan awards will result in direct charges to our reported earnings.

Amendment and Termination of the Plan

The Board generally may amend, alter, suspend or terminate the 2005 Plan at any time and for any reason. However, no amendment, suspension, or termination may impair the rights of any participant in the 2005 Plan without his or her consent. Amendments will be contingent on shareholder approval if required by applicable law. Unless terminated earlier by the Board, the 2005 Plan will continue in effect until ten years following the date the Board approved the 2005 Plan.

Stock Price

On March 24, 2005, the closing price of the Common Stock as quoted on the Nasdaq National Market was $4.79.

Summary

We believe strongly that the approval of the 2005 Plan is essential to our continued success. Awards such as those provided under the 2005 Plan constitute an important incentive and help us to attract and retain people whose skills and performance are critical to our success. Our employees are our most important assets. The 1994 Tripos Stock Option Plan terminated by its terms on June 4, 2004 and no Shares remain available for issuance under the 1994 Tripos Stock Option Plan. As a result, if the shareholders do not approve the 2005 Plan, the Company will be unable to make any discretionary option or other equity award grants under an equity incentive plan to assist in recruiting and retaining personnel. The Board believes that the 2005 Plan is vital to our ability to attract and retain outstanding and highly skilled individuals to work for the Company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 2.

OWNERSHIP OF SECURITIES

The following tables set forth, as of the Record Date, the name of each person who owns of record or is known by us to own beneficially more than 5% of the outstanding shares of Common Stock, the number of shares owned by all directors, the executive officers named in the Summary Compensation Table (the "Named Executive Officers") and all directors and executive officers as a group, and the percentage of the outstanding shares represented thereby. We believe that each of the directors and executive officers has sole voting and investment power over such shares of Common Stock.

Holders of More than 5%:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Brown Capital Management, Inc. 1201 N. Calvert Street Baltimore, Maryland 21202	1,039,700(2)(a) 1,486,400(2)(c)	10.3% 14.7%
State of Wisconsin Investment Board P.O. Box 7842 Madison, Wisconsin 53707	1,300,000(2)(a) 1,300,000(2)(c)	12.9%
Eliot Rose Asset Management, LLC 10 Weybosset Street, Suite 401 Providence, RI 02903	865,250(2)(c)	8.6%
Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	653,500(2)(a) 653,500(2)(c)	6.5%

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent of Tripos Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on our review of the copies of such forms received, or written representations from certain reporting persons that no year-end reports on Forms 5 were required for those persons, we believe that, during fiscal 2004, our officers, directors, and greater than ten-percent beneficial owners complied with all applicable filing requirements.

Directors and Named Executive and Other Officers:

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Direct Ownership	Exercisable Stock Options	Total Beneficial Ownership	Percent of Class (1)
Ralph S. Lobdell	113,632	78,750	192,382	1.7%
Alfred Alberts	7,012	65,000	72,012	*
Stewart Carrell	121,106	45,000	166,106	1.5%
Gary Meredith	2,424	25,450	27,874	*
John P. McAlister	215,337	116,396	331,733	3.0%
Ferid Murad	67,194	78,750	145,944	1.3%
Peter Hecht (3)	5,944	114,948	120,892	1.1%
Trevor W. Heritage	6,486	103,198	109,684	1.0%
B. James Rubin	2,000	134,270	136,270	1.2%
Dieter Schmidt-Bäse	--	43,625	43,625	*
All directors and named executive
officers as a group (14 persons)	656,512	962,036	1,618,548	14.6%

* Less than one percent of the outstanding Common Stock.

(1)     Percentage of beneficial ownership is calculated assuming 10,088,024 shares of Common Stock were outstanding on March 5, 2005. This percentage includes Common Stock owned by (Direct Ownership) or that which such individual or entity has the right to acquire beneficial ownership of within sixty days of March 5, 2005 (Exercisable Stock Options), including but not limited to the exercise of an option; however, such Common Stock shall not be deemed outstanding for the purpose of computing the percentage owned by any other individual or entity. Such calculation is required by Rule 13d-3(d)(1)(i) under the Securities Exchange Act of 1934.

(2)     This information is based on Schedules 13G filed with the Securities and Exchange Commission (the "SEC"). Each reporting entity attests that it has:

(a) sole voting power over its reported shares of Common Stock;

(b) shared voting and dispositive power over its reported shares of Common Stock;

(c) sole dispositive power over its reported shares of Common Stock.

(3)     Dr. Hecht left the Company in January 2005.

MANAGEMENT

Set forth below is certain information with respect to our executive officers and additional key employees, other than our President and Chief Executive Officer, Dr. John P. McAlister, whose biographical information is set forth under "Election of Directors" above:

Executive Officers:

Name	Age	Title
Richard D. Cramer, III	63	Senior Vice President, Science and Chief Scientific Officer
Mark C. Allen	55	Senior Vice President, Discovery Research
Trevor W. Heritage	38	Senior Vice President, Discovery Informatics
B. James Rubin	41	Senior Vice President, Chief Financial Officer, and Secretary
Dieter Schmidt-Bäse	46	Senior Vice President, Worldwide Sales
Mary P. Woodward	59	Senior Vice President, Strategic Development
John D. Yingling	48	Vice President, Chief Accounting Officer, and Assistant Secretary

Dr. Richard D. Cramer, III received his A.B. degree from Harvard University in Chemistry and Physics in 1963, and his Ph.D. in Physical Organic Chemistry from the Massachusetts Institute of Technology in 1967. Dr. Cramer worked for Polaroid Corporation from 1967 through 1969. This was followed by a two-year fellowship as a senior member of the computer synthesis group at Harvard University under direction of Dr. E. J. Corey. Dr. Cramer joined Smith Kline & French Laboratories in 1971. He was awarded a succession of titles culminating in Associate Director and Fellow, Medicinal Chemistry. Dr. Cramer joined Tripos in 1983 as Vice President of New Products where he formulated the techniques of Comparative Molecular Field Analysis (CoMFA), a patented software technology. More recently "topomer-based" technologies, for example ChemSpace™, are being developed by Dr. Cramer for use at Tripos Discovery Research Ltd. and in customer relationships. Dr. Cramer was named Vice President of Scientific Activities in 1988. In 2000, Dr. Cramer was promoted to the position of Senior Vice President, Science and Chief Scientific Officer.

Dr. Mark C. Allen received his BSc degree in Chemistry from Exeter University and his MPhil and PhD degrees from the Council for National Academic Awards after periods of postgraduate study at the Universities of Plymouth and Brighton. He joined CIBA-Geigy Pharmaceuticals UK Ltd. in 1975. In 1994 after progressing through the organization in both the UK and the US, Dr. Allen was appointed Head of Core Drug Discovery Technologies for CIBA Pharmaceuticals UK where he was responsible for all analytical chemistry, combinatorial chemistry, scale-up chemistry and molecular modeling activities. Following the formation of Novartis in early 1997, Dr Allen was appointed Head of Drug Discovery Support for Novartis Pharmaceuticals UK. He joined Tripos Discovery Research Ltd in 1998 as Director of Research & Analytics and Deputy Managing Director. He was promoted to Vice President, Head of Operations in 1999, where his responsibilities included the direction and management of all scientific activities at Tripos Discovery Research. In 2005, he was promoted to Senior Vice President, Discovery Research. Dr Allen is a Chartered Chemist and a Fellow of the Royal Society of Chemistry.

Dr. Trevor W. Heritage received his Ph.D. in Organic Chemistry from University of Reading, England in 1990. Dr. Heritage joined Shell Research Ltd. in 1990 as a computational chemist working on the design of agrochemical products, catalysts and petroleum additives. Dr. Heritage joined Tripos in 1994, where he has held scientific research, marketing, and software development positions. Dr. Heritage has played a leading role in the design and implementation of Tripos' UNITY, EVA/QSAR, and patented HQSAR technology. He was promoted to Vice President, Software Research and Development in April 1998. During 2000, Dr. Heritage was promoted to the position of Senior Vice President, Discovery Technology Operations. Dr. Heritage was promoted to Senior Vice President, Discovery Infomatics in 2002.

Mr. B. James Rubin joined Tripos in October 2001 as Senior Vice President, Chief Financial Officer and Secretary. Prior to joining Tripos, he was the Chief Financial Officer and Chief Operating Officer of Influence LLC, a St. Louis-based eBusiness solutions company. From 1996 through 2000 Mr. Rubin held a number of senior positions at Monsanto Company, including the Head of Corporate Strategy, Co-Head of Agricutural Biotech Research, and Director of Mergers & Acquisitions. Prior to positions in industry, Mr. Rubin held positions in banking and consulting. He received his B.S. degree in Finance from Indiana University and his M.B.A. from the Kellogg Graduate School of Management at Northwestern University.

Dr. Dieter Schmidt-Bäse received his Ph.D. in Organometallic Chemistry and Crystallography from University of Göttingen in Germany in 1988. Dr. Schmidt-Bäse worked at the University of Wisconsin in Madison on Organo Lead Compounds for Protein Structure Determination as a research associate. After returning to Germany, Dr. Schmidt-Bäse joined Tripos GmbH in 1991, where he has held positions as Account Manager, Regional Account Manager and most recently as Director of Discovery Software Business in our Munich office. Dr. Schmidt-Bäse was promoted to Senior Director of European Sales in April 1999. In February 2001, he was promoted to Vice President, Sales-Europe, and in January 2004 he was promoted to his current position of Senior Vice President, Worldwide Sales.

Ms. Mary P. Woodward obtained her B.A. degree in English from Creighton University in 1967, her M.A. in English from the University of Kansas in 1969, and has taken courses in high technology, international marketing and strategic alliance offered in the Berkeley, Stanford, and Northwestern J.L. Kellogg Graduate School of Management Executive Programs. Since joining Tripos in 1983, Ms. Woodward has held a series of sales, legal, marketing and administration positions. In 2000, she was promoted to Senior Vice President, Strategic Development.

Mr. John D. Yingling received his B.S. degree in Accounting from the University of Missouri, St. Louis, in 1979 and holds certificates as a Certified Public Accountant and a Certified Treasury Professional. Mr. Yingling worked for Storz Instrument Company, a micro-surgical instrument manufacturer, in a series of accounting positions from 1979 to 1983 and for Clayton Brokerage Company from 1983 to 1985. This was followed by several accounting, tax and treasury positions at Venture Stores, Inc. from 1985 to 1995. Mr. Yingling joined Tripos in May 1995 as U.S. Controller and was promoted to Corporate Controller & Treasurer in January 1999. During 2001, Mr. Yingling was promoted to Vice President, Chief Accounting Officer.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Summary of Cash and Certain Other Compensation

The following table summarizes the compensation paid to our Chief Executive Officer and to each of our four most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers at the end of our last fiscal year. Messrs. McAlister, Hecht, Heritage, Rubin and Schmidt-Bäse are collectively referred to as the "Named Executive Officers."

SUMMARY COMPENSATION TABLE
				Long-Term
		Annual Compensation		Compensation Awards
					Securities	All Other
				LTIP	Underlying	Compensation
Name & Principal Position	Year	Salary (1)	Bonus (2)	Payouts	Options # (3)	(4)
John P. McAlister	2004	$ 325,000	$ 124,000	$ -	-	$ 26,775
President & Chief Executive Officer	2003	325,000	-	-	-	6,000
	2002	312,500	76,050	-	-	5,500

Peter Hecht (5)	2004	228,417	-	-	11,000	50,538
Sr. VP, Discovery Research	2003	201,964	-	-	-	42,956
	2002	172,836	50,448	-	-	33,276

Trevor W. Heritage	2004	200,000	15,000	-	8,000	11,398
Sr. VP, Discovery Informatics	2003	198,333	-	-	-	6,000
	2002	185,000	50,200	-	-	5,500

B. James Rubin	2004	207,000	40,000	-	10,000	6,150
Sr. VP, Chief Financial Officer	2003	205,833	-	-	40,000	6,000
	2002	196,667	44,480	-	-	5,500

Dieter Schmidt-Bäse	2004	232,072	25,500	-	22,000	13,826
Sr. VP, Worldwide Sales	2003	187,259	11,684	-	-	12,576
	2002	144,548	3,555	-	-	10,615

(1) Includes salary deferred under our 401(k) Plan.

(2) Bonuses earned in 2004 were awarded by the Board of Directors based on achievement of certain performance goals. In addition, Dr. McAlister was awarded a bonus in the second quarter of 2004 for completion of successful strategic investments. During 2003, no bonuses were awarded to Dr. McAlister (CEO) and the Executive Team based on 2003 company performance, although the broader employee population did earn a bonus for achievement of their "individual" performance goals. In 2002 partial bonuses were earned based on achievement of certain performance goals.

(3) The number of shares underlying option grants consists of options granted to our employees under the 1994 Stock Option Plan.

(4) For U.S. employees, "All Other Compensation" includes a matching contribution to our 401(k) Plan. For Dr. Hecht, the amounts include a car allowance, pension match and housing allowance. For Dr. Schmidt-Bäse, the amounts include pension match and car allowance. For Dr. McAlister and Dr. Heritage, the 2004 amount includes a one-time payment for excess unused vacation pay resulting from a change in our vacation policy.

(5) Dr. Hecht left Tripos in January 2005.

Stock Options

The following table contains information concerning the grant of stock options made to our Named Executive Officers.

OPTION/SAR GRANTS IN LAST FISCAL YEAR
	Individual Grants				Potential Realizable
	Number of	% of Total			Value at Assumed
	Securities	Options/ SARs			Annual Rates of
	Underlying	Granted to	Exercise		Stock Price Appreciation
	Options/SARs	Employees in	Price Per	Expiration	for Option Term
Name	Granted (1)	Fiscal Year	Share (2)	Date	5% (3)	10% (3)
John P. McAlister	-	-	-	-	-	-
Peter Hecht	11,000	4.0%	$5.71	4/20/2014	$39,501	$100,103
Trevor W. Heritage	8,000	2.9%	$5.71	4/20/2014	$28,728	$72,802
B. James Rubin	10,000	3.6%	$5.71	4/20/2014	$35,910	$91,003
Dieter Schmidt-Bäse	22,000	8.1%	$5.71	4/20/2014	$79,002	$200,206

(1) The options were granted under the 1994 Stock Option Plan and become exercisable as to 25% of the option shares on the first anniversary of the grant date and 1/48th per month for three years thereafter. The options have a 10-year term, subject to earlier termination in the event of the optionee's cessation of service.

(2) The exercise price of each option may be paid in cash, in shares of Common Stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(3) The five percent (5%) and ten percent (10%) assumed annual rates of compounded stock price appreciation are mandated by the rules of the Securities and Exchange Commission. There is no assurance provided to any executive officer or any other holder of our securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% or 10% levels or at any other defined level.

Option Exercises and Holdings

The following table sets forth information concerning all stock options exercised during fiscal 2004 and unexercised stock options held at the end of that fiscal year by the Named Executive Officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES
	Shares Acquired	Value	Number of Securities Underlying Unexercised Options		Value of Unexercised In-the-Money Options
Name	on Exercise	Realized	at Year-End 2004		at Fiscal Year-End (1)
	#	$	Exerciseable	Unexerciseable	Exerciseable	Unexerciseable
John P. McAlister	128,125	$437,735 (2)	136,188	4,687	$191,957	$-
Peter Hecht	-	-	115,156	13,344	$78,749	$-
Trevor W. Heritage	-	-	100,156	10,344	$76,048	$-
B. James Rubin	-	-	117,291	57,709	$-	$-
Dieter Schmidt-Bäse	-	-	37,125	23,208	$7,431	$-

(1)  Based on the fair market value of Tripos Common Stock on December 31, 2004 ($5.33 per share).

(2)  Dr. McAlister still holds the shares acquired. The amount shown is the price appreciation on the date of acquisition.

The table below lists the shares available for issuance under all current equity compensation plans, the weighted average exercise price of outstanding options, warrants and rights, along with the number of securities available for future issuance:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by shareholders
1994 Director Option Plan	416,700	$8.64	None
1994 Employee Stock Option Plan	1,332,593	$7.67	None
1996 Director Compensation Plan	N/A	N/A	116,534
2002 Employee Stock Purchase Plan	N/A	N/A	450,000

Equity compensation plans not approved by shareholders	None	N/A	None
Total	1,749,293	$7.90	566,534

No grants or awards were made without prior approval of the Board of Directors from shareholder approved plans.

On January 5, 2005, Tripos issued warrants for 156,250 shares with an exercise price of $4.48 as part of the terms to finance the acquisition of Optive Research, Inc.

REPORT OF THE COMPENSATION COMMITTEE

The following is the Report of the Compensation Committee of the Board of Directors ("the Committee"), describing the compensation policies and rationale applicable to our executive officers with respect to the compensation paid to them for the year ended December 31, 2004. The Committee is responsible for setting the general compensation policies for us, which include specific compensation levels for executive officers, bonus pools, and option grants under the 1994 Tripos Stock Option Plan. These programs and the Committee's compensation philosophy are designed to attract and retain key executives by providing appropriate incentives linked to our financial performance. The Committee is composed only of non-employee Directors.

Compensation Philosophy

The Compensation Committee evaluates the performance of the Chief Executive Officer and other officers annually based upon financial and non-financial performance goals that contribute to the profitability and growth of Tripos. The Committee has approved compensation policies that seek to enhance the linkage of compensation to company objectives and overall company performance. The executive officers' compensation package is comprised of (i) base salary, (ii) annual incentive opportunity tied to achievement of Operating Income and other goals, and (iii) long-term incentives established to align management with shareholders, in the form of stock options. The Chief Executive Officer recommends annual increases for other executives for review and approval by the Committee.

Base Salaries -- Individual salary increases are likely to be based on a variety of factors including, but not limited to: competitive salary levels for the industry, individual job responsibilities, results versus target objectives, and Tripos' financial performance.

Annual Incentives -- Annual incentive targets are set as a percent of salary for each employee based on attainment of corporate financial goals, departmental goals and individual performance goals. Weighting of goals varies by participant and is dependent upon their role and influence on the success of the Company. The Committee sets the bonus levels for the senior management team at or above 40% of base salary subject to the achievement of the goals described above (See the Summary Compensation Table for details). Bonuses earned in 2004 were awarded by the Board of Directors based on achievement of certain performance goals. In addition, Dr. McAlister was awarded a bonus in the second quarter of 2004 for completion of successful strategic investments. During 2003, no bonuses were awarded to Dr. McAlister (CEO) and the Executive Team based on 2003 company performance, although the broader employee population did earn a bonus for achievement of their "individual" performance goals. In 2002 partial bonuses were earned based on achievement of certain performance goals.

Long-term Incentives -- We had adopted the Tripos 1994 Stock Option Plan to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, and to promote the success of our business. Awards under the Tripos 1994 Stock Option Plan were designed to give the recipient an equity stake in our company and thereby closely align their interests with those of our shareholders. The Committee has established certain general guidelines in making option grants to executive officers in an attempt to target a fixed number of unvested option shares based upon the individual's position and his or her existing holdings of unvested options. The number of shares granted to each executive officer in fiscal years 2004, 2003 and 2002 was based upon the officer's tenure, level of responsibility, and relative position in our company. However, the Committee does not adhere strictly to these guidelines and will occasionally vary the size of the option grant made to each executive officer as circumstances warrant. The Tripos 1994 Stock Option Plan expired during 2004 although options granted under the plan remain outstanding until their exercise, expiration or forfeiture. The Compensation Committee has submitted the 2005 Equity Incentive Compensation Plan to the shareholders for approval for the purpose of replacing the expired 1994 Stock Option Plan.

Employment and Severance Agreements -- The Company does not utilize employment agreements except for employees in certain European countries where it is a matter of standard practice. The Named Executive Officers' services are not covered by employment agreements. These officers are, however, covered by agreements that provide for payments based on termination of employment following a change in control of the Company. In the event of a change of control and the Named Executive's employment with the Company is terminated by the Company, the Named Executive shall receive their accrued benefits along with a termination payment equal to one hundred percent (100%) of the Named Executive's then current year's base salary, plus one hundred percent (100%) of the amount, if any, of the prior year's bonus. Additionally, in the event of a change in control, all outstanding options will immediately vest.

The Internal Revenue Code, and the regulations promulgated thereunder, limit the tax deduction we may recognize for compensation paid to executive officers, whose compensation is listed in this Proxy Statement, to $1.0 million per person, per year. This deduction limit does not apply to compensation that complies with applicable provisions of such regulations, including exceptions for incentive-based compensation and compensation granted pursuant to shareholder-approved plans. Because the Committee did not expect the compensation to be paid to the executive officers to exceed $1.0 million per person in 2004, the Committee did not take any action prior to or during 2004 which would have been required to comply with the aforementioned regulations so that the deduction limit would not apply. The Committee will continue to evaluate the other components of the executive compensation program and will take the necessary actions with respect to such regulations should it be deemed appropriate in setting compensation levels to be paid to the executive officers in future years.

Chief Executive Officer Compensation

The Compensation Committee meets with Dr. McAlister to discuss his personal performance during the fiscal year. The Committee's objective is to have Dr. McAlister's base salary keep pace with the salaries being paid to similarly situated CEOs in the software and biotechnology industries, and reflect individual performance and achievement of our corporate goals. Dr. McAlister's base salary is reviewed annually by the Compensation Committee based on these discussions and other criteria mentioned above.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the foregoing report and the Performance Graph which follows shall not be deemed to be incorporated by reference into any such filing.

Compensation Committee
Mr. Ralph S. Lobdell, Chairman
Mr. Alfred Alberts	Mr. Gary Meredith
Mr. Stewart Carrell	Dr. Ferid Murad

COMPARISON OF SHAREHOLDER RETURN

Indexed Comparison of Total Return since December 1999

Total Return Index for the NASDAQ National Market and

Total Return for NASDAQ Pharmaceutical Companies

Note: Assumes $100 invested on 12/31/99 in Tripos Common Stock, the total return index for the NASDAQ National Market and the total return index for NASDAQ Pharmaceutical Companies. Assumes reinvestment of dividends on a daily basis.

The graph covers the period from December 31, 1999 through the fiscal year ended December 31, 2004. The graph assumes that $100 was invested on December 31, 1999 in Tripos Common Stock and in each index and that all dividends were reinvested. No cash dividends have been declared on our Common Stock. Shareholder returns over the indicated period should not be considered indicative of future shareholder returns.

COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Board of Directors, including non-management directors, by sending a letter to the Tripos Board of Directors, c/o Corporate Secretary, 1699 South Hanley Road, St. Louis, MO 63144. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the "Committee") of the Board of Directors of the Company serves as the representative of the Board of Directors for general oversight of the Company's financial accounting and reporting process, system of internal controls, audit process, and process for monitoring compliance with laws and regulations. Each of the members of the Audit Committee is independent, as defined under the listing standards of The Nasdaq National Market and in accordance with the applicable rules and regulations of the Securities and Exchange Commission. The Audit Committee operates under a written charter adopted by the Board of Directors. The charter of the Audit Committee is attached as Appendix C.

Management is responsible for the financial reporting process, including the system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles in the United States of America. The Company's independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States. The Committee's responsibility is to oversee and review these processes. The Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations, or generally accepted accounting principles in the United States of America or as to auditor independence. The Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Committee met eight times during 2004.

On April 27, 2004, Ernst & Young notified us that they would resign as our independent auditors upon completion of their review of financial information for the first quarter of 2004. On April 29, 2004 we filed a current Form 8-K, which is incorporated herein by reference, disclosing the resignation of Ernst & Young. On May 11, 2004 we filed a current Form 8-K/A, which is incorporated herein by reference, disclosing the effective date of Ernst & Young's resignation to be May 5, 2004. The Audit Committee appointed BDO Seidman, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2004. BDO Seidman has performed the function since being appointed on July 19, 2004. We filed a current Form 8-K, which is incorporated herein by reference, on July 19, 2004 disclosing the appointment of BDO Seidman as our independent registered public accounting firm.

In overseeing the preparation of the Company's financial statements, the Committee meets with the independent registered public accounting firm, with and without management present, to review and discuss all financial statements prior to their issuance, results of their examinations, their evaluations of our internal controls, the overall quality of our financial reporting, and significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee discussed the statements with both management and the independent registered public accounting firm. The Committee's review included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) and No. 90 (Audit Committee Communications). The Committee discussed with the independent registered public accounting firm, the overall scope and plans for their respective audits in fiscal year 2005.

With respect to the Company's independent registered public accounting firm, the Committee, among other items, discussed with BDO Seidman, LLP, matters relating to BDO Seidman, LLP's independence, including the disclosures made to the Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

On the basis of these reviews and discussion, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended that BDO Seidman LLP, independent registered public accounting firm, be selected as the firm to audit our accounts and to report on our financial statements for the fiscal year ending December 31, 2005.

Independent Registered Public Accounting Firm Fee Information

Fees for professional services provided by our independent registered public accounting firm in each of the last two fiscal years, in each of the following categories are:

	2004		2003
	BDO Seidman	Ernst & Young	Ernst & Young
Audit Fees	$ 350,866	$ 11,657	$ 378,358
Audit-related Fees	21,765	--	--
Tax Fees	--	88,127	112,318
All Other Fees	--	--	--
Total	$ 372,631	$ 99,784	$ 490,676

Fees for audit services include fees associated with the annual audit, the reviews of the Company's quarterly reports on Form 10-Q, and statutory audits required internationally. "Audit-related Fees" principally included accounting consultation. "Tax Fees" included tax compliance, tax advice and tax planning research. "All Other Fees" includes any allowed fees not presented in the other categories listed above.

The Audit Committee authorized management to spend (in addition to approved audit fees) up to $25,000 in aggregate annually on accounting and tax consultations or up to $15,000 on any single project. Additionally, the Audit Committee designated and empowered Stewart Carrell to authorize project spending in excess of the aforementioned limitations on behalf of the full Audit Committee.

It is anticipated that a representative of BDO Seidman LLP will attend the meeting and shall be available to respond to appropriate questions. It is not anticipated that the representative from BDO Seidman LLP will make any statement or presentation.

ANNUAL REPORT

A copy of the Annual Report for the fiscal year ended December 31, 2004 has been mailed concurrently with this Proxy Statement to all shareholders entitled to notice of and to vote at the Annual Meeting. We filed a Form 10-K with the SEC. Shareholders may obtain a copy of the Form 10-K without charge, by writing to B. James Rubin/Corporate Secretary, at our executive offices at 1699 South Hanley Road, St. Louis, Missouri 63144.

OTHER MATTERS

The Board of Directors does not know of any matters to be presented at this Annual Meeting other than those set forth herein and in the Notice accompanying this Proxy Statement.

April 8, 2005	TRIPOS, INC.
B. James Rubin
Corporate Secretary
St. Louis, Missouri

Appendix A:

TRIPOS, INC.

2005 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Equity Incentive Plan are:

--to attract and retain the best available personnel for positions of substantial responsibility,

-- to provide additional incentive to Service Providers, and

-- to promote the success of the Company's business.

Awards granted under the Plan may be Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents, as determined by the Administrator at the time of grant.

2. Definitions. As used herein, the following definitions shall apply:

(a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) "Annual Revenue" means the Company's or a business unit's net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles.

(c) "Applicable Laws" means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan.

(d) "Award" means, individually or collectively, a grant under the Plan of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Shares, Performance Units, Deferred Stock Units or Dividend Equivalents.

(e) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(f) "Awarded Stock" means the Common Stock subject to an Award.

(g) "Board" means the Board of Directors of the Company.

(h) "Cash Position" means the Company's level of cash and cash equivalents.

(i) "Change of Control" means the occurrence of any of the following events, in one or a series of related transactions:

(i) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Company, a subsidiary of the Company or a Company employee benefit plan, including any trustee of such plan acting as trustee, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

(ii) a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the sale or disposition by the Company of all or substantially all the Company's assets; or

(iv) a change in the composition of the Board, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" shall mean directors who either (A) are Directors as of the date this Plan is approved by the Board, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors and whose election or nomination was not in connection with any transaction described in (i) or (ii) above or in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(j) "Code" means the Internal Revenue Code of 1986, as amended.

(k) "Committee" means a Committee appointed by the Board in accordance with Section 4 of the Plan.

(l) "Common Stock" means the Common Stock of the Company.

(m) "Company" means Tripos, Inc.

(n) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services and who is compensated for such services.

(o) "Deferred Stock Unit" means a deferred stock unit Award granted to a Participant pursuant to Section 15.

(p) "Director" means a member of the Board.

(q) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(r) "Dividend Equivalent" means a credit, payable in cash, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant. The Dividend Equivalent for each Share subject to an Award shall only be paid to a Participant on the vesting date for such Share.

(s) "Earnings Per Share" means as to any Fiscal Year, the Company's or a business unit's Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding, determined in accordance with generally accepted accounting principles.

(t) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option.

(u) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

(v) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("Nasdaq") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

(w) "Fiscal Year" means a fiscal year of the Company.

(x) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(y) "Net Income" means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles.

(z) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

(aa) "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Option Agreement.

(bb) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) "Operating Cash Flow" means the Company's or a business unit's sum of Net Income plus depreciation and amortization less capital expenditures plus changes in working capital comprised of accounts receivable, inventories, other current assets, trade accounts payable, accrued expenses, product warranty, advance payments from customers and long-term accrued expenses, determined in accordance with generally acceptable accounting principles.

(dd) "Operating Income" means the Company's or a business unit's income from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

(ee) "Option" means a stock option granted pursuant to the Plan.

(ff) "Option Agreement" means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(gg) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh) "Participant" means the holder of an outstanding Award granted under the Plan.

(ii) "Performance Goals" means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Cash Position, (c) Earnings Per Share, (d) Net Income, (e) Operating Cash Flow, (f) Operating Income, (g) Return on Assets, (h) Return on Equity, (i) Return on Sales, and (j) Total Stockholder Return. The Performance Goals may differ from Participant to Participant and from Award to Award. The Administrator shall appropriately adjust any evaluation of performance under a Performance Goal to exclude (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management's discussion and analysis of financial conditions and results of operations appearing in the Company's annual report to stockholders for the applicable year, or (ii) the effect of any changes in accounting principles affecting the Company's or a business units' reported results.

(jj) "Performance Share" means a performance share Award granted to a Participant pursuant to Section 13.

(kk) "Performance Unit" means a performance unit Award granted to a Participant pursuant to Section 14.

(ll) "Plan" means this 2005 Equity Incentive Plan.

(mm) "Restricted Stock" means Shares granted pursuant to Section 11 of the Plan.

(nn) "Restricted Stock Unit" means an Award granted pursuant to Section 12 of the Plan.

(oo) "Return on Assets" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by average net Company or business unit, as applicable, assets, determined in accordance with generally accepted accounting principles.

(pp) "Return on Equity" means the percentage equal to the Company's Net Income divided by average stockholder's equity, determined in accordance with generally accepted accounting principles.

(qq) "Return on Sales" means the percentage equal to the Company's or a business unit's Operating Income before incentive compensation, divided by the Company's or the business unit's, as applicable, revenue, determined in accordance with generally accepted accounting principles.

(rr) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ss) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

(tt) "Service Provider" means an Employee or Consultant, and does not include a Director whom is neither an Employee nor a Consultant.

(uu) "Share" means a share of the Common Stock, as adjusted in accordance with Section 19 of the Plan.

(vv) "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 10 hereof.

(ww) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

(xx) "Total Stockholder Return" means the total return (change in share price plus reinvestment of any dividends) of a Share.

3. Stock Subject to the Plan. Subject to the provisions of Section 19 of the Plan, the maximum aggregate number of Shares which may be issued under the Plan is eight hundred thousand (800,000) Shares plus any shares subject to any outstanding options under the Company's 1994 Employee Stock Option Plan that subsequently expire unexercised, up to a maximum of an additional 300,000 Shares.

The Shares may be authorized, but unissued, or reacquired Common Stock.

Any Shares subject to Awards shall be counted against the numerical limits of this Section 3 as one Share for every Share subject thereto.

If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Performance Shares or Restricted Stock Units, is forfeited to or repurchased by the Company, the unpurchased Shares (or for Awards other than Options and SARs, the forfeited or repurchased shares) which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to SARs, only Shares actually issued pursuant to an SAR shall cease to be available under the Plan. Shares that have actually been issued under the Plan under any Award shall not be returned to the Plan and shall not become available for future distribution under the Plan; provided, however, that if Shares of Restricted Stock, Performance Shares or Restricted Stock Units are repurchased by the Company at their original purchase price or are forfeited to the Company, such Shares shall become available for future grant under the Plan. Shares used to pay the exercise price of an Option shall become available for future grant or sale under the Plan. Shares used to satisfy tax withholding obligations shall become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not reduce the number of Shares available for issuance under the Plan. Any payout of Performance Units or Dividend Equivalents, because they are payable only in cash, shall not reduce the number of Shares available for issuance under the Plan. Conversely, any forfeiture of Performance Units or Dividend Equivalents shall not increase the number of Shares available for issuance under the Plan.

4. Administration of the Plan.

(a) Procedure.

i Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

ii Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

iii Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

iv Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

i to determine the Fair Market Value of the Common Stock, in accordance with Section 2(v) of the Plan;

ii to select the Service Providers to whom Awards may be granted hereunder;

iii to determine whether and to what extent Awards or any combination thereof, are granted hereunder;

iv to determine the number of shares of Common Stock or equivalent units to be covered by each Award granted hereunder;

v to approve forms of agreement for use under the Plan;

vi to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

vii to construe and interpret the terms of the Plan and Awards;

viii to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

ix to modify or amend each Award (subject to Section 21(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options and SARs longer than is otherwise provided for in the Plan;

x to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

xi to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award (or distribution of a Deferred Stock Unit) that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld (but no more). The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

xii to determine whether Dividend Equivalents will be granted in connection with another Award;

xiii to determine the terms and restrictions applicable to Awards; and

xiv to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, Stock Appreciation Rights, Deferred Stock Units, Dividend Equivalents and Nonstatutory Stock Options may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. No Employment Rights. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing the Participant's employment with the Company or its Subsidiaries, nor shall they interfere in any way with the Participant's right or the Company's or Subsidiary's right, as the case may be, to terminate such employment at any time, with or without cause or notice.

7. Code Section 162(m) Provisions.

(a) Option and SAR Annual Share Limit. No Participant shall be granted, in any Fiscal Year, Options and Stock Appreciation Rights to purchase more than 200,000 Shares; provided, however, that such limit shall be 400,000 Shares in the Participant's first Fiscal Year of Company service.

(b) Restricted Stock, Restricted Stock Units and Performance Share Annual Limit. No Participant shall be granted, in any Fiscal Year, more than 100,000 Shares of Restricted Stock, Restricted Stock Units or Performance Shares (which may include related Dividend Equivalent grants); provided, however, that such limit shall be 200,000 Shares in the Participant's first Fiscal Year of Company service.

(c) Performance Units Annual Limit. No Participant shall receive Performance Units, in any Fiscal Year, having an initial value greater than $500,000, provided, however, that such limit shall be $1,000,000 in the Participant's first Fiscal Year of Company service.

(d) Section 162(m) Performance Restrictions. For purposes of qualifying grants of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units as "performance-based compensation" under Section 162(m) of the Code, the Administrator, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Administrator on or before the latest date permissible to enable the Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units to qualify as "performance-based compensation" under Section 162(m) of the Code. In granting Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units which are intended to qualify under Section 162(m) of the Code, the Administrator shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Award under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(e) Changes in Capitalization. The numerical limitations in Sections 7(a) and (b) shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 19(a).

8. Term of Plan. The Plan shall continue in effect for a term of ten (10) years following the date upon which the Board approved the Plan in 2005.

9. Stock Options.

(a)Term. The term of each Option shall be stated in the Notice of Grant; provided, however, that the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Notice of Grant. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Notice of Grant.

(b) Option Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant; provided, however, that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(c) No Repricing. The exercise price for an Option may not be reduced without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the Option as well as an Option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(d) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period or until performance milestones are satisfied.

(e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Subject to Applicable Laws, such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Participant for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale proceeds required to pay the exercise price;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(f) Exercise of Option; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 19 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.

(g) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(h) Disability. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Participant does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(i) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant's death within such period of time as is specified in the Option Agreement (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Option Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following Participant's death. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(j) ISO $100,000 Rule. Each Option shall be designated in the Notice of Grant as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value:

(i) of Shares subject to a Participant's Incentive Stock Options granted by the Company, any Parent or Subsidiary, which

(ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 9(j), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of grant.

10. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b) Exercise Price and other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of an SAR shall be determined by the Administrator and shall be no less than 100% of the Fair Market Value per share on the date of grant. Otherwise, subject to Section 7(a) of the Plan, the Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company's stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c) Payment of SAR Amount. Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

(d) Payment upon Exercise of SAR. At the discretion of the Administrator, and as specified in the Award Agreement, payment for a SAR may be in cash, Shares or a combination thereof.

(e) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, whether it may be settled in cash, Shares or a combination thereof, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f) Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement.

(g) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability termination, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent that the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for three months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified by the Administrator, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(h) Disability. If a Participant ceases to be a Service Provider as a result of the Participant's Disability, the Participant may exercise his or her SAR within such period of time as is specified in the SAR Agreement to the extent the SAR is vested on the date of termination (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following the Participant's termination. If, on the date of termination, the Participant is not vested as to his or her entire SAR, the Shares covered by the unvested portion of the SAR shall revert to the Plan. If, after termination, the Participant does not exercise his or her SAR within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

(i) Death of Participant. If a Participant dies while a Service Provider, the SAR may be exercised following the Participant's death within such period of time as is specified in the SAR Agreement (but in no event may the SAR be exercised later than the expiration of the term of such SAR as set forth in the SAR Agreement), by the Participant's designated beneficiary, provided such beneficiary has been designated prior to Participant's death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such SAR may be exercised by the personal representative of the Participant's estate or by the person(s) to whom the SAR is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution. In the absence of a specified time in the SAR Agreement, the SAR shall remain exercisable for twelve (12) months following Participant's death. If the SAR is not so exercised within the time specified herein, the SAR shall terminate, and the Shares covered by such SAR shall revert to the Plan.

11. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued provision of services but may include a performance-based component, upon which is conditioned the grant, vesting or issuance of Restricted Stock.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock or the restricted stock unit is awarded. The Administrator may require the recipient to sign a Restricted Stock Award agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Restricted Stock Award Agreement. Each Restricted Stock grant shall be evidenced by an agreement that shall specify the purchase price (if any) and such other terms and conditions as the Administrator, in its sole discretion, shall determine; provided; however, that if the Restricted Stock grant has a purchase price, such purchase price must be paid no more than ten (10) years following the date of grant.

12. Restricted Stock Units.

(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock Unit award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on continued service but may include a performance-based component, upon which is conditioned the grant or vesting of Restricted Stock Units. Restricted Stock Units shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b) Vesting Criteria and Other Terms. The Administrator shall set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, business unit, or individual goals (including, but not limited to, continued employment), or any other basis determined by the Administrator in its discretion.

(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant shall be entitled to receive a payout as specified in the Restricted Stock Unit Award Agreement. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made as soon as practicable after the date(s) set forth in the Restricted Stock Unit Award Agreement. The Administrator shall pay earned Restricted Stock Units in Shares.

(e) Cancellation. On the date set forth in the Restricted Stock Unit Award Agreement, all unearned Restricted Stock Units shall be forfeited to the Company.

13. Performance Shares.

(a) Grant of Performance Shares. Subject to the terms and conditions of the Plan, Performance Shares may be granted to Participants at any time as shall be determined by the Administrator, in its sole discretion. Subject to Section 7(b) hereof, the Administrator shall have complete discretion to determine (i) the number of Shares subject to a Performance Share award granted to any Participant, and (ii) the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Shares. Performance Shares shall be granted in the form of units to acquire Shares. Each such unit shall be the equivalent of one Share for purposes of determining the number of Shares subject to an Award. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the units to acquire Shares.

(b) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Shares granted under the Plan. Performance Share grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the stock is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Shares agreement as a condition of the award. Any certificates representing the Shares of stock awarded shall bear such legends as shall be determined by the Administrator.

(c) Performance Share Award Agreement. Each Performance Share grant shall be evidenced by an agreement that shall specify such other terms and conditions as the Administrator, in its sole discretion, shall determine.

14. Performance Units.

(a) Grant of Performance Units. Performance Units are similar to Performance Shares, except that they shall be settled in a cash equivalent to the Fair Market Value of the underlying Shares, determined as of the vesting date. Subject to the terms and conditions of the Plan, Performance Units may be granted to Participants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the conditions that must be satisfied, which typically will be based principally or solely on achievement of performance milestones but may include a service-based component, upon which is conditioned the grant or vesting of Performance Units. Performance Units shall be granted in the form of units to acquire Shares. Each such unit shall be the cash equivalent of one Share of Common Stock. No right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Performance Units or the cash payable thereunder.

(b) Number of Performance Units. Subject to Section 7(c) hereof, the Administrator will have complete discretion in determining the number of Performance Units granted to any Participant.

(c) Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of Performance Units granted under the Plan. Performance Unit grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the grant is awarded, which may include such performance-based milestones as are determined appropriate by the Administrator. The Administrator may require the recipient to sign a Performance Unit agreement as a condition of the award. Any certificates representing the units awarded shall bear such legends as shall be determined by the Administrator.

(d) Performance Unit Award Agreement. Each Performance Unit grant shall be evidenced by an agreement that shall specify such terms and conditions as the Administrator, in its sole discretion, shall determine.

15. Deferred Stock Units.

(a) Description. Deferred Stock Units shall consist of a Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award that the Administrator, in its sole discretion permits to be paid out in installments or on a deferred basis, in accordance with rules and procedures established by the Administrator. Deferred Stock Units shall remain subject to the claims of the Company's general creditors until distributed to the Participant.

(b) 162(m) Limits. Deferred Stock Units shall be subject to the annual 162(m) limits applicable to the underlying Restricted Stock, Restricted Stock Unit, Performance Share or Performance Unit Award as set forth in Section 7 hereof.

16. Leaves of Absence. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, vesting of Awards granted hereunder shall cease commencing on the first day of any unpaid leave of absence and shall only recommence upon return to active service.

17. Part-Time Service. Unless the Administrator provides otherwise or except as otherwise required by Applicable Laws, any service-based vesting of Awards granted hereunder shall be extended on a proportionate basis in the event an Employee transitions to a work schedule under which they are customarily scheduled to work on less than a full-time basis, or if not on a full-time work schedule, to a schedule requiring fewer hours of service. Such vesting shall be proportionately re-adjusted prospectively in the event that the Employee subsequently becomes regularly scheduled to work additional hours of service.

18. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. If the Administrator makes an Award transferable, it may only be transferable for no consideration to transferees permitted pursuant to a Form S-8 Registration Statement (such as family members or pursuant to a settlement of marital property rights) and such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

19. Adjustments Upon Changes in Capitalization, Dissolution or Liquidation or Change of Control.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) fiscal year share issuance limits under Sections 7(a) and (b) hereof shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Option or SAR until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised (with respect to Options and SARs) or vested (with respect to other Awards), an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change of Control.

(i) Stock Options and SARs. In the event of a Change of Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be fully vested and exercisable for a period of thirty (30) days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or SAR shall be considered assumed if, following the Change of Control, the option or stock appreciation right confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each Share of Awarded Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

(ii) Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Deferred Stock Units. In the event of a Change of Control, each outstanding Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit award (and any related Dividend Equivalent) shall be assumed or an equivalent Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit and Deferred Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit award, the Participant shall fully vest in the Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Deferred Stock Unit including as to Shares (or with respect to Performance Units, the cash equivalent thereof) which would not otherwise be vested. For the purposes of this paragraph, a Restricted Stock, Restricted Stock Units, Performance Share, Performance Unit and Deferred Stock Unit award shall be considered assumed if, following the Change of Control, the award confers the right to purchase or receive, for each Share (or with respect to Performance Units, the cash equivalent thereof) subject to the Award immediately prior to the Change of Control, the consideration (whether stock, cash, or other securities or property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received, for each Share and each unit/right to acquire a Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

20. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

21. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan; provided, however, that the Board may not materially amend the Stock Plan without obtaining stockholder approval.

(b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Common Stock is listed or quoted). Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing (or electronic format) and signed by the Participant and the Company.

22. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or with respect to Performance Units, the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

23. Liability of Company.

(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares. If the Awarded Stock covered by an Award exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Awarded Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 21(b) of the Plan.

24. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

Appendix B:

TRIPOS, INC.

NOMINATING COMMITTEE CHARTER

Purpose

The Nominating Committee is appointed by the Board of Directors (the "Board") (1) to assist the Board by identifying individuals qualified to become Board members, and by recommending to the Board the director nominees for the annual meetings of stockholders, any special meeting of stockholders or at any meeting of the Board at which a person is to be considered to fill a Board vacancy or a newly created directorship; and (2) to recommend to the Board director nominees for each Board committee.

Committee Membership

The Nominating Committee shall consist of no fewer than three members of the Board all of whom shall meet the independence requirements of the Nasdaq National Market.

The members of the Nominating Committee shall be appointed by the Board on the recommendation of the Nominating Committee. Nominating Committee members may be removed and replaced by the Board.

Committee Powers, Authority, Duties and Responsibilities

  The Nominating Committee shall have the authority to retain and terminate any search firm to be used to identify director candidates, including the authority to approve the search firm's fees and other retention terms. The Nominating Committee shall also have the authority to obtain advice and assistance from internal or outside legal, accounting or other advisors.

  The Nominating Committee shall establish criteria for the selection of new directors, establish qualifications that potential candidates should possess, evaluate the qualifications of potential candidates for director, including any nominees submitted by stockholders under and in accordance with the provisions of the Company's Bylaws, and recommend to the Board the nominees for election at the next annual meeting or any special meeting of stockholders and any person to be considered to fill a Board vacancy or a newly created directorship resulting from any increase in the authorized number of directors.

  The Nominating Committee shall oversee the orientation and training of newly elected directors and shall coordinate continuing education for all directors.

  The Nominating Committee shall annually recommend to the Board director nominees for each Board committee, taking into account the requirements of the Nasdaq National Market and applicable laws, rules and regulations, including, with respect to the Compensation Committee, whether Compensation Committee members meet the definitions of (a) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (b) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Nominating Committee shall also advise the Board on removal of any Board committee members.

  The Nominating Committee shall receive comments from all directors and report annually to the Board on an assessment of the Board's performance, to be discussed with the Board following the end of each fiscal year.

  The Nominating Committee shall determine the independence of directors, as may be required by applicable law and the Nasdaq National Market's rules and regulations.

  The Nominating Committee may form and delegate authority to subcommittees if determined to be necessary or advisable.

  The Nominating Committee shall make reports to the Board at its next regularly scheduled meeting following the meeting of the Nominating Committee accompanied by any recommendation to the Board.

  The Nominating Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  The Nominating Committee shall annually review its own performance.

  The Nominating Committee shall have such other authority and responsibilities as may be assigned to it from time to time by the Board.

  Adopted by the Board of Directors on September 27, 2004 .

Appendix C:

TRIPOS, INC.

AUDIT COMMITTEE CHARTER

I. Overview.

The Audit Committee is appointed by the Board of Directors (the "Board") to be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company and to assist in Board oversight of: (1) the integrity of the financial statements of the Company; (2) the adequacy of the Company's system of internal controls; (3) the compliance by the Company with legal and regulatory requirements; (4) the qualifications and independence of the Company's independent auditors; and (5) the performance of the Company's independent and internal auditors The Audit Committee shall have the authority to engage, and obtain advice and assistance from, outside legal, accounting and other advisers, and the Company shall provide appropriate funding therefor as determined by the Audit Committee.

II. Committee Membership and Meetings.

The Audit Committee of the Board shall consist of a minimum of three directors. The members shall be appointed by the Board and may be removed by the Board in its discretion. The members shall meet the independence, experience and expertise requirements of the applicable provisions of the federal securities laws and the Nasdaq National Market for audit committee members and at all times, beginning as soon as practicable after adoption of this Charter, at least one member shall be an audit committee "financial expert" as that term is defined by applicable Securities and Exchange Commission's rules and regulations. The Audit Committee shall meet at least four times a year. Additional meetings may occur as the Audit Committee or its chair deems advisable.

III. Committee Powers, Authority, Duties and Responsibilities.

A. Approval of Audit and Non-Audit Services.

  The Audit Committee shall have the sole authority to appoint, approve the compensation of, oversee the work of and discharge or replace the independent auditor. The independent auditor shall report directly to the Audit Committee.

  The Audit Committee shall approve in advance the provision by the independent auditors of all services to the Company whether or not related to the audit.

  The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and for any ordinary expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

B. Independent Auditor Evaluation.

  The Audit Committee shall receive from, and discuss with, the independent auditors, periodic reports, at least annually, regarding: the auditors' independence; the auditors' internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and all relationships between the independent auditors and the Company.

  The Audit Committee shall evaluate the performance of the independent auditors at such times as are appropriate.

  The Audit Committee will oversee Company hiring policies for former employees of the independent auditors.

C. Planning and Reviewing Auditing Activities.

  The Audit Committee shall meet with the independent auditors prior to the annual audit to review the planning and staffing of the audit and other examinations or reviews of the Company's quarterly, annual and other financial information.

  The Audit Committee shall also review with management and the independent auditors the coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts and the effective use of internal and external audit resources.

  In connection with the annual audit, the Audit Committee shall review with the independent auditors any problems or difficulties the auditors may have encountered and any management letter provided by the auditors and management's response to any such problems or difficulties and to any management letter.

  The Audit Committee shall review major changes to the Company's auditing and accounting principles and practices suggested by the independent auditors or management.

  The Audit Committee shall inquire of management, internal auditors and the Company's independent auditors concerning any deficiencies in the Company's policies and procedures that could adversely affect the adequacy of internal controls and the financial reporting process and review the timeliness and reasonableness of proposed corrective actions.

  The Audit Committee shall review the appointment and replacement of the senior internal auditing executive, if any.

  The Audit Committee shall review any significant reports to management provided by the internal auditing department, if any, and management's responses.

D. Review of Unaudited and Audited Financial Statements, Earnings Releases, and Information Provided to Analysts and Rating Agencies; Preparation of Proxy Disclosure.

  The Audit Committee shall review the annual audited financial statements with management and the independent auditors, including major issues regarding accounting and auditing principles and practices, the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition," the adequacy of internal controls that could significantly affect the Company's financial statements, any material correcting adjustments that have been identified by the independent auditors, any material off-balance sheet transactions, arrangements, obligations and other relationships of the Company with unconsolidated entities and other matters related to the conduct of the audit which are to be communicated to the Audit Committee under Statement on Auditing Standards No. 61, Communications with Audit Committees.

  The Audit Committee shall determine whether to recommend to the Board that the annual audited financial statements be included in the Company's annual report on Form 10-K.

  The Audit Committee shall review analyses and reports prepared by management and the independent auditors of significant financial reporting issues and judgments and critical accounting policies and practices in connection with the preparation of the Company's financial statements and the ramifications of the use of alternative disclosures and treatments, the treatment preferred by the independent auditors, and other material written communications between the independent auditors and management, including any management letter or schedule of unadjusted differences.

  The Audit Committee shall meet periodically with management and the independent auditors to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee shall also review and evaluate the Company's processes for identifying and assessing key financial statement risk areas and for formulating and implementing steps to address such risk areas.

  The Audit Committee shall review with management and the independent auditors the Company's quarterly financial statements and the Company's disclosures under "Management's Discussion and Analysis of Results of Operations and Financial Condition" included in the Company's Form 10-Q's.

  The Audit Committee shall review and approve with management and the independent auditors, as appropriate, earnings press releases and financial information and earnings guidance provided to analysts and to rating agencies.

  The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement and shall receive the information to be provided by the independent auditors for inclusion in the proxy statement, including with regard to fees relating to the audit.

E. Review of Conflicts of Interest.

  The Audit Committee shall review Company policies and procedures with respect to Company transactions in which officers or directors have an interest; where appropriate, including when their review is requested by management or the independent auditors, review policies and procedures with regard to officer use of corporate assets and consider the results of any review of these areas by the independent auditors.

  The Audit Committee shall review all related party transactions and similar matters to the extent required by the Nasdaq National Market to be approved by an audit committee or comparable body.

F. Compliance with Law and the Procedures for Handling Complaints about Accounting Matters.

  The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

  The Audit Committee shall review with the Board as necessary in the Audit Committee's judgment the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct, if any.

  The Audit Committee shall obtain reports from management and the independent auditors that the Company's foreign affiliates and subsidiaries, if any, are in conformity with applicable legal requirements.

  The Audit Committee shall discuss with the independent auditors any information brought to its attention by the auditors regarding potential illegal acts and shall handle such information as required by appropriate law.

  The Audit Committee shall review with the Company's general counsel legal and regulatory matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from external counsel, regulators or governmental agencies.

G. Periodic Reports to the Board, Executive Sessions and Annual Review.

  The Audit Committee shall make a report to the Board at the next regularly scheduled meeting following a meeting of the Audit Committee accompanied by any recommendation to the Board.

  The Audit Committee shall meet at least annually with the chief financial officer, the senior internal auditing executive, if any, the other senior members of management designated by the Audit Committee, and the independent auditors, each in separate executive sessions.

  The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

  The Audit Committee shall annually review its own performance.

H. Conducting or Authorizing Investigations.

  The Audit Committee shall have the power to conduct or authorize investigations into any matters within the Audit Committee's scope of responsibilities.

  The Audit Committee shall be empowered to retain independent counsel, accountants or others to assist in the conduct of any investigations.

  The Audit Committee may ask members of management or others to attend its meetings and provide pertinent information as necessary.

IV. Responsibilities of Others.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, to implement internal controls or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These matters and tasks are the responsibility of management and the independent auditors. Likewise, it is the responsibility of the Company's management and/or the independent auditor to bring appropriate matters to the attention of the Audit Committee, and to keep the Audit Committee informed of matters which the Company's management or the independent auditor believe require attention, guidance, resolution or other actions, the bases therefore and other relevant considerations. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company Code of Conduct, if any.

As approved by the Board of Directors and made effective on September 27, 2004
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS.	Please mark here for Address Change or Comments SEE REVERSE SIDE

1. Election of Directors		(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.			2. Adoption of the 2005 Equity Incentive Plan with a reserve of 800,000 shares.
FOR all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees listed at right
		01 Ralph Lobdell 02 John McAlister	03 Alfred Alberts 04 Gary Meredith	05 Stewart Carrell 6 Ferid Murad
					FOR	AGAINST	ABSTAIN
[ ]	[ ]				[ ]	[ ]	[ ]
3. In their discretion, the proxies are authorized to vote on such other business as may properly come before this meeting, or any adjournments or postponements thereof.

Consenting to receive all future meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

Dated _____________________________________, 2005

________________________________________________

               Signature*

________________________________________________

               Signature, if held jointly*

 *Please sign exactly as name appears on this form. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PRIOR TO THE MEETING.

FOLD AND DETACH HERE

Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet

http://www.proxyvoting.com/trps

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site, or vote your proxy through ISD at: http://www.melloninvestor.com/isd

OR	Telephone 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,

you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at: http://www.tripos.com

Tripos, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

April 8, 2005

The undersigned hereby appoints B. James Rubin and John D. Yingling, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Tripos, Inc. Common Stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareholders of the Company to be held on May 11, 2005, at 1:00 p.m., local time, at the World Trade Center St. Louis, 121 S. Meramec, 10th Floor, Clayton, Missouri, 63105, or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

PLEASE DETACH AND MARK THE PROXY, SIGN IT ON THE REVERSE SIDE,

AND RETURN IT IN THE ENVELOPE PROVIDED BEFORE THE MEETING.

Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your Tripos, Inc. account online.

Access your Tripos, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Tripos, Inc., now makes it easy and convenient to get current information on your shareholder account.

*View account status                  * View payment history for dividends

* View certificate history               *Make address changes

* View book-entry information        * Obtain a duplicate 1099 tax form

* Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

For Technical Assistance Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time